Loans and borrowings	12 Months Ended
Dec. 31, 2021
Loans and borrowings
Loans and borrowings

23.   Loans and borrowings

	2021	2020	2019
Balance at January 1	49	4,028	45
Additions	—	—	6,500
Repayments	(49)	(3,980)	(2,418)
Interest paid	—	(17)	(85)
Change from financing cashflows	(49)	(3,997)	3,997
Discount on low-interest loans from shareholders	—	—	(108)
Interest accrued	—	19	95
Foreign exchange loss / (gain)	—	(1)	(1)
Balance at December 31	—	49	4,028

	2021	2020	2019
Loans and borrowings
Short-term loan from shareholder	—	49	3,983
Long-term loan from shareholder	—	—	45
	—	49	4,028

On May 17, 2019, Nexters Global Ltd entered into a loan agreement with the key shareholder of the Group IDSB Holding Limited, for the total amount of 5,000. The loan was provided interest free. On December 5, 2019 the Company repaid 1,000 and the residual amount on March 23, 2020.

On April 17, 2019, the Company entered into a loan agreement with PLR Worldwide Sales Limited, a related party of the key shareholder of the Group IDSB Holding Limited, for the total amount of 1,000 and with an annual interest rate of 3%. The loan was fully repaid on May 24, 2019, including the principal of 1,000 and the accrued interest of 3.

On April 1, 2019, the Company entered into a loan agreement with its shareholder and Chief Executive Officer, Andrey Fadeev, for the total amount of 500. The loan was provided interest free, and was fully repaid on April 23, 2019.

On August 1, 2018, Flow Research S. L. entered into a loan agreement with Empathy International S. A., for the total amount of €40,000 (US$ 47 000). The loan was further assigned on October 30, 2018 to Boris Gertsovsky (as transferee). The loan was provided interest free with balance of 49 as at December 31, 2020 and was fully repaid in April 2021.